EXHIBIT 32


		CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
		        OF TITLE 18 OF THE UNITED STATES CODE

			        as adopted pursuant to

		   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


       I, Ronald D. Sloan, the chief executive officer of Can-Cal Resources Ltd., certify that (i) the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, as filed by the Company with the Securities and Exchange Commission, to which this Certification is an Exhibit, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and (ii) the information contained in the Form 10-KSB financial statements fairly presents, in all material respects, the financial condition and results of operations of Can-Cal Resources Ltd.



						/s/  Ronald D. Slaon
						-----------------------
						RONALD D. SLOAN,
						Chief Executive Officer
						Date:  April 14, 2006


This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to Can-Cal Resources Ltd. and will be retained by Can-Cal Resources Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.